UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 11, 2011

Date of Report (Date of earliest event reported)

NewStar Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33211	54-2157878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, Suite 1250, Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 848-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 11, 2011, we held our 2011 Annual Meeting of Stockholders. Only stockholders of record as of the close of business on April 6, 2011 were entitled to vote at the 2011 Annual Meeting. As of April 6, 2011, 50,521,316 shares of common stock were outstanding and entitled to vote at the 2011 Annual Meeting. At the 2011 Annual Meeting, 42,266,682 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum for the meeting.

The following four proposals, each of which are described in detail in our definitive proxy statement filed with the Securities and Exchange Common on April 11, 2011 (the “Proxy”) were before the meeting, and received the following votes:

Proposal 1: Election of Nine Directors to Serve until the 2012 Annual Meeting. The following individuals were elected to serve as directors of the Company:

Name of Director Nominees	For	Withheld	Broker Non-Votes
Charles N. Bralver	35,634,619	79,770	6,552,293
T. Kimball Brooker, Jr.	35,633,569	80,820	6,552,293
Timothy J. Conway	35,680,111	34,278	6,552,293
Bradley E. Cooper	35,685,276	29,113	6,552,293
Brian L.P. Fallon	35,633,919	80,470	6,552,293
Frank R. Noonan	35,634,619	79,770	6,552,293
Maureen P. O’Hara	35,683,876	30,513	6,552,293
Peter A. Schmidt-Fellner	35,604,731	109,658	6,552,293
Richard E. Thornburgh	35,685,276	29,113	6,552,293

Proposal 2: Approve on a Non-Binding, Advisory Basis the Executive Compensation. The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the Proxy.

For	Against	Abstain	Broker Non-Votes
35,478,146	223,305	12,938	6,552,293

Proposal 3: Approve on a Non-Binding, Advisory Basis the Frequency of the Advisory Vote on Executive Compensation. The stockholders recommended, on a non-binding advisory basis, that a stockholder advisory vote on executive compensation should occur every two years.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
8,849,009	25,808,745	1,038,719	17,916	6,552,293

Proposal 4: Ratification of the appointment of KPMG LLP as NewStar’s Independent Registered Public Accounting Firm for the 2011 Fiscal Year. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Against	Abstain	Broker Non-Votes
42,256,743	8,603	1,336	—

In light of the voting results with respect to the frequency of future stockholder votes on executive compensation (detailed above under the voting results for Proposal 3), our Board of Directors has determined that we will hold a biennial advisory vote on executive compensation until the next required advisory vote on the frequency of the vote on executive compensation, or until the Board of Directors determines it is in the best interest of the company to hold such vote with different frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWSTAR FINANCIAL INC.

Date: May 13, 2011	By:	/s/ John K. Bray
John K. Bray
Chief Financial Officer